Exhibit 10.156

VOTING AGREEMENT

This Voting Agreement (the “Agreement”) is made and entered into as of October 20, 2013, by and among T3 North Intermediate Holdings, LLC, a Nevada limited liability company (“Parent”), NTS, Inc., a Nevada corporation (the “Company”), and the undersigned stockholder of the Company (“Holder”).

RECITALS

Pursuant to an Agreement and Plan of Merger, dated as of October 20, 2013 (as may be amended from time to time, the “Merger Agreement”), by and among Parent, North Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company, Merger Sub is merging with and into the Company (the “Merger”) and the Company, as the surviving corporation of the Merger, will thereby become a wholly owned subsidiary of Parent.  Concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to Parent and Merger Sub to enter into the Merger Agreement, Parent has required that Holder enter into this Agreement.  Holder is the record and beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of such number of shares of the outstanding Common Stock, par value $0.001 per share, of the Company as is indicated beneath Holder’s signature on the last page of this Agreement (the “Shares”).  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Merger Agreement.

AGREEMENT

The parties agree as follows:

1. Agreement to Retain Shares.

(a) Transfer.  Except as contemplated by the Merger Agreement, and except as provided in Section 1(b) below, during the period beginning on the date hereof and ending on the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement) and (ii) the Expiration Date (as defined below), Holder agrees not to, directly or indirectly (1) sell, transfer, exchange or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) the Shares owned of record (as set forth on Holder’s signature page to this Agreement) or any New Shares (as defined below) owned of record by Holder, (2) grant any proxies or powers of attorney, deposit any of such Holder’s Shares into a voting trust or enter into a voting agreement with respect to any of such Holder’s Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (2), and (3) take any action that could reasonably be expected to have the effect of preventing or restricting Holder from performing Holder’s obligations under this Agreement.  As used herein, the term “Expiration Date” shall mean the date of a valid termination of the Merger Agreement in accordance with the terms and provisions thereof.

(b) Permitted Transfers.  Section 1(a) shall not prohibit a transfer of Shares or New Shares (as defined below) by Holder to Parent, any Affiliate of Holder or any family member or trust for the benefit of any family member (including a transfer by will or pursuant to the laws of descent and distribution) so long as the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent memorializing such agreement.

(c) New Shares.  Holder agrees that any shares of Company Common Stock that Holder purchases or with respect to which Holder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the earlier to occur of (i) the Effective Time and (ii) the Expiration Date (any such acquired shares, “New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

(d) Stop Transfer.  From and after the date of this Agreement through the term of this Agreement, the Company will not register or otherwise recognize the transfer (by book entry or otherwise) of any Shares or any certificate or uncertificated interest representing any of Holder’s Shares, except as permitted by, and in accordance with, Section 1(b).

(e) Proxy Shares.  Parent acknowledges that Holder is the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of certain shares on account of an irrevocable proxy granted to Holder by Mr. Abraham Keinan on July 29, 2010, which irrevocable proxy remains in effect (the “Proxy Shares”) (as more fully described in the Company’s proxy statement filed with the SEC in connection with its 2012 Annual Meeting of Stockholders).  Notwithstanding anything to the contrary herein, Parent agrees that the restrictions on the transfer of shares set forth in this Section 1 shall not be applicable to the Proxy Shares (including any New Shares that are Proxy Shares).

2. Agreement to Vote Shares.

(a) Until the earlier to occur of the Effective Time and the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, Holder shall appear at such meeting (in person or by proxy) and shall vote or consent the Shares and any New Shares: (i) in favor of adoption of the Merger Agreement and the approval of the transactions contemplated thereby and (ii) against (x) any proposal for any recapitalization, merger, sale of assets or other business combination (other than the Merger) between the Company and any person or entity other than Parent or Merger Sub, (y) any other action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or Holder under this Agreement, or (z) which would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled (each such action or proposal described in this clause (ii), an “Opposing Proposal”).  This Agreement is intended to bind Holder as a stockholder of the Company only with respect to the specific matters set forth herein.  Except as set forth in clauses (i) and (ii) of this Section 2(a), Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the stockholders of the Company.  Prior to the termination of this Agreement, Holder covenants and agrees not to enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Agreement.

(b) Holder further agrees that, until the termination of this Agreement, Holder will not, and will not permit any entity under Holder’s control to, (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal, (B) initiate a stockholders’ vote with respect to an Opposing Proposal or (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal.

3. Representations, Warranties and Covenants of Holder.  Holder hereby represents, warrants and covenants to Parent that Holder (i) is the record and/or beneficial owner of the Shares, which, at the date of this Agreement and at all times up until the earlier to occur of (A) the Effective Time and (B) the Expiration Date, are and, except with respect to any Shares of which Holder is not the holder of record, will be free and clear of any liens, claims, options, charges or other encumbrances (provided, however, that Holder makes no representations, warranties or covenants regarding whether the Proxy Shares are or will be free and clear of any liens, claims, options, charges or other encumbrances), and (ii) does not own of record or beneficially any shares of capital stock of the Company other than the Shares (excluding shares as to which Holder currently disclaims beneficial ownership in accordance with applicable law).  Holder has the legal capacity, power and authority to enter into and perform all of Holder’s obligations under this Agreement.  This Agreement has been duly and validly executed and delivered by Holder and (assuming the due authorization, execution and delivery by Parent and the Company) constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is considered in a proceeding in equity or at law).

4. Additional Documents.  Holder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary to carry out the purpose and intent of this Agreement.

5. Termination.  This Agreement shall terminate and shall have no further force and effect upon the earlier of the Effective Time or the Expiration Date.  Holder shall have the right to terminate this Agreement immediately following Parent’s notification to the Company of (a) any decrease in the Merger Consideration payable in the Merger or (b) any change to the form of consideration payable in the Merger.

6. Fiduciary Duties.  Notwithstanding anything in this Agreement to the contrary:  (i) Holder makes no agreement or understanding herein in any capacity other than in Holder’s capacity as a record holder and/or beneficial owner of the Shares and (ii) nothing in this Agreement shall be construed to limit or affect any action or inaction by Holder (or any person that is employed by or that renders services for Holder or any of its Affiliates) acting in his, her or its capacity as a director, officer or other fiduciary of the Company, including, for the avoidance of doubt and without limitation, any participation by any such person in his capacity as a director or officer of the Company in any discussions or negotiations regarding, and making any determinations or recommendations with respect to, Sections 5.4(a), 5.4(c) or 5.4(d) or Articles VI or VII of the Merger Agreement.

7. Miscellaneous.

(a) Amendments and Waivers.  Any term of this Agreement may be amended or waived with the written consent of the parties or their respective successors and assigns.  Any amendment or waiver effected in accordance with this Section 7(a) shall be binding upon the parties and their respective successors and assigns.

(b) Governing Law.  This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution, termination, validity, interpretation, construction, enforcement, performance or nonperformance of this Agreement, or otherwise arising from the relationship between the parties (including, without limitation, any claim or cause of action based upon, arising out of or related to any covenant, representation or warranty made in or in connection with this Agreement) (all such claims or causes of action, a “Cause of Action”), shall be governed by the internal laws of the State of Nevada (including its laws regarding statutes of limitations), without giving effect to any choice or conflict of law provision or rules (whether of the State of Nevada or otherwise) that would cause the application of laws of any other jurisdiction.

(c) Jurisdiction.  All actions and proceedings that may be based upon, arise out of or relate to a Cause of Action shall be exclusively heard and determined in the Chancery Court of the State of Delaware (unless the Chancery Court of the State of Delaware shall decline to accept jurisdiction over a particular matter, in which case, any federal court sitting in the State of Delaware), and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such Cause of Action brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any person other than the parties hereto.  Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth on the signature pages hereto shall be effective service of process for any suit or proceeding in connection with this Agreement or the transaction contemplated hereby.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law; provided, however, that nothing in the foregoing shall restrict any party’s right to seek any post-judgment relief regarding, or any appeal from, such final judgment.

(d) WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO A CAUSE OF ACTION.

(e) Counterparts.  This Agreement may be executed in two or more counterparts (any of which may be delivered by facsimile transmission or email), each of which shall be deemed an original and all of which together shall constitute one instrument.

(f) Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g) Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile or email, or 72 hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

(h) Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i) Specific Performance.  Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause Parent and Merger Sub to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach Parent shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.

[SIGNATURE PAGE FOLLOWS]

The parties have caused this Agreement to be duly executed on the date first above written.

T3 NORTH INTERMEDIATE HOLDINGS, LLC

By: /s/ William D. Forrest
Name: William D. Forrest
Title: President

Address:
c/o Tower Three Partners Two Sound View Drive Greenwich, Connecticut 06830
Attention: Michael Nold and Dan Bellissimo
Facsimile: (203) 485-5885
Email: mnold@towerthreepartners.com and dbellissimo@towerthreepartners.com

NTS, INC.

By: /s/ Niv Krikov
Name: Niv Krikov
Title: CFO
Address:
NTS, Inc. 1220 Broadway Lubbock, Texas 79401
Attention: Niv Krikov
Email: niv@ntscominc.com

HOLDER
/s/ Guy Nissenson
Guy Nissenson
Address: 4711 106th Street Lubbock, Texas 79424
Email: guy@ntscom.com

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	3,222,165	Common Stock	7,274,597

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of:

Guy Nissenson
Name of Holder

and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), entered into as of October 20, 2013, by and among T3 North Intermediate Holdings, LLC, a Nevada limited liability company, NTS, Inc., a Nevada corporation, and the undersigned’s spouse.  The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse.  The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: October 20, 2013	By:	/s/ Michal Nissenson
Name Michal Nissenson